UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2022
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado	333-212006	84-0464189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster,	Colorado	80234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 7.01    Regulation FD Disclosure.

On July 13, 2022, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) issued a press statement announcing a tender offer to purchase for cash certain debt securities issued by Tri-State A copy of the press statement is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document..
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1 – Tri-State Press Statement issued on July 13, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: July 13, 2022	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer